FILING FEE: 150.00
BY: MICHAEL J. MORRISON
6121 LAKESIDE DR., STE 250
RENO, NV 89511

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 1[illegible] 1988

[illegible] SECRETARY OF STATE

No. 8615-88

ARTICLES OF INCORPORATION

OF

TOKYO RAIDERS

The undersigned, to form a Nevada corporation, CERTIFIES THAT:

I. NAME: The name of the corporation is:

TOKYO RAIDERS

II. PRINCIPAL OFFICE: The location of the principal office of this corporation within the State of Nevada is 6121 Lakeside Drive, Suite 250, Reno, Nevada 89511; the Resident Agent is Michael J. Morrison; this corporation may maintain an office or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors or by the By-Laws of the corporation; and this corporation may conduct all corporation business of every kind or nature, including the holding of any meetings of Directors or shareholders, inside or outside the State of Nevada.

III. PURPOSE: The purpose for which this corporation is formed is:

To engage in any lawful activity.

IV. AUTHORIZATION OF CAPITAL STOCK: The amount of the total authorized capital stock of the corporation shall be ONE HUNDRED THOUSAND DOLLARS ($100,000.00), consisting of ONE HUNDRED MILLION (100,000,000) shares of Common stock with a par value of $.001 per share.

V. INCORPORATOR: The name and post office address of the incorporator signing these Articles of Incorporation is as follows:

NAME	POST OFFICE ADDRESS
Rita S. Dickson	6121 Lakeside Drive, Suite 250 Reno, Nevada 89511

VI. DIRECTORS: The governing board of this corporation shall be known as Directors, and the first board shall consist of three (3) Directors.

So long as all of the shares of this corporation are owned beneficially and of record by either one or two shareholders, the number of Directors may be fewer than three, but not fewer than the number of shareholders.

The number of Directors may, at any time or times, be increased or decreased by a duly adopted amendment to these Articles of Incorporation, or in such manner as provided in the By-Laws of this corporation.

The name and post office address of the Directors constituting the first Board of Directors is as follows:

NAME	POST OFFICE ADDRESS
James F. Theodore	5807 Topanga Canyon Blvd. #L-103 Woodland Hills, CA. 91367
Robert J. Mill	1412 Covina Hills Road Covina, CA. 91724
Jean Sugden Mill	1412 Covina Hills Road Covina, CA. 91724

VII. STOCK NON-ASSESSABLE: The capital stock, or the holders thereof, after the amount of the subscription price has been paid in, shall not be subject to any assessment whatsoever to pay the debts of the corporation.

VIII. TERM OF EXISTENCE: This corporation shall have perpetual existence.

IX. CUMULATIVE VOTING: No cumulative voting shall be permitted in the election of Directors.

X. PREEMPTIVE RIGHTS: Shareholders shall not be entitled to preemptive rights.

XI. LIMITED LIABILITY: No Officer or Director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of any fiduciary duty as an Officer or Director, except for liability (i) for any breach of the Officer's or Director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the Officer or Director derived any improper personal benefit.

If the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of Officers or Directors, then the liability of an Officer or Director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General corporation Law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect any right or protection of an Officer or director of the corporation existing at the time of such repeal or modification.

XII. INDEMNIFICATION: Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an Officer or Director of the corporation or is or was serving at the request of the corporation as an Officer or Director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as an Officer or Director or in any other capacity while serving as an Officer or Director, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Nevada General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification all continue as to a person who has ceased to be an Officer or Director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the corporation for expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada General corporation Law requires the payment of such expenses incurred by an Officer or Director in his or her capacity as an Officer or Director (and not in any other capacity in which service was or is rendered by such person while an Officer or Director, including, without limitation, service to an employee benefit

plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Officer or Director, to repay all amounts so advanced if it shall ultimately be determined that such Officer or Director is not entitled to be indemnified under this Section or otherwise.

If a claim hereunder is not paid in full by the corporation within ninety days after a written claim has been received by the corporation, the claimant may, at any time thereafter, bring suit against the corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim, including attorney's fees. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of shareholders or disinterested Directors or otherwise.

The corporation may maintain insurance, at its expense, to protect itself and any Officer, Director, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification

to any employee or agent of the corporation to the fullest extent of the provisions of this section with respect to the indemnification and advancement of expenses of Officers and Directors of the corporation or individuals serving at the request of the corporation as an Officer, Director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

THE UNDERSIGNED, being the incorporator hereinbefore named for the purpose of forming a orporation pursuant to the General corporation Law of the State : Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying the facts herein stated are true, and, accordingly, has hereunto set her hand this 17th day of October, 1988.

Rita S. Dickson

STATE OF NEVADA)
) ss.
COUNTY OF WASHOE)

On this 17th day of October, 1988, before me, a Notary Public, personally appeared Rita S. Dickson, who acknowledged she executed the above instrument.

Notary Public

MICHAEL J. MORRISON
Notary Public - State of Nevada

IN ...
SECRET ...
STATE OF NEVADA

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY AGENT FOR SERVICE OF PROCESS

OCT 1 ...
5415-88

~~IN THE MATTER~~ OF GILDAN ENTERPRISES, LTD.
Name of Limited Partnership

I, Michael J. Morrison, hereby certify that on the 12th day of October, 19 88, I accepted the appointment as Agent for Service of Process of the above entitled limited partnership in accordance with CHAPTER 88 of NRS.

FURTHERMORE, that the principal office in this State is located at Room .... Building, No. 695 E. Patriot Blvd. #42 Street, Town of Reno, County of Washoe, State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 1988.

[signature]
Agent for Service of Process

FILE WITH SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

FILING FEE 75.00 BS
C 50893

CLUB ESPN INC.
10621 ROSELLE ST.
SAN DIEGO, CA 92121

TOKYO RAIDERS, INC.
Name of Corporation

We the undersigned W. K. Ledgard Jr. President or Vice President and

Sandro Piancone Secretary or Assistant Secretary of Tokyo Raiders, Inc. Name of Corporation

do hereby certify

That the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of April, 19 90 adopted a resolution to amend the original articles as follows:

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
MAY - 4 1990
FRANKIE SUE DEL PAPA SECRETARY OF STATE

is hereby amended to read as follows: Name:

The name of the Corporation is:
CLUB USPN, INC.

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 10,850,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

W K Ledgard Jr
President or Vice President

[signature]
Secretary or Assistant Secretary

State of California) ss
County of Orange)

On April 20, 1990 personally appeared before me, a Notary Public,
W.K. Ledgard, Jr. and Sandro Piancone (Names of persons appearing and signing document)
who acknowledged that they executed the above instrument.

OFFICIAL SEAL
[illegible] PIANCONE
Notary Public-California
ORANGE COUNTY
My Comm. Exp. [illegible]

[signature]
Signature of Notary

RECEIVED
MAY 0 [illegible]
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

TOKYO RAIDERS, INC.
Name of Corporation

We the undersigned W. K. Ledgard, Jr. (President or Vice President) and Sandro Piancone (Secretary or Assistant Secretary) of Tokyo Raiders, Inc. (Name of Corporation) do hereby certify

That the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of April, 1990, adopted a resolution to amend the original articles as follows:

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
MAY - 4 1990
8415-88
FRANKIE SUE DEL PAPA SECRETARY OF STATE

Article VI is hereby amended to read as follows: "See attached"

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation are 10,850,000; that the said change(s) and amendment has been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

W K Ledgard Jr
President or Vice President

[signature]
Secretary or Assistant Secretary

State of California
County of Orange } ss.

On April 20, 1990 personally appeared before me, a Notary Public, W.K. Ledgard, Jr. & Sandro Piancone (Names of persons appearing and signing document) who acknowledged that they executed the above instrument.

OFFICIAL SEAL
ROB PIANCONE
Notary Public-California
ORANGE COUNTY
My Comm. Exp. [illegible]
(Notary Stamp or Seal)

Rob Piancone
Signature of Notary

VI. DIRECTORS

The number of Directors shall be a minimum of three (3) and a maximum of seven (7). The Directors shall be elected at the annual meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall qualify. Directors need not be stockholders.

Any Director, member of a committee, or other Officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

If the office of any Director, member of a committee, or other Officer becomes vacant, the remaining Directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy who shall hold office for the unexpired term and until his successor shall be duly chosen.

The number of Directors may be changed by amendment of these By-Laws by the affirmative vote of a majority of the Directors, though less than a quorum, or by the affirmative vote of a majority in interest of the stockholders at the annual meeting or at a special meeting called for that purpose, and by like vote, the additional Directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

FILING FEE- $75.00 TS REC.#86399
EXCEL MEXICAN MANUFACTURING
1424 -30TH ST. STE. B
SAN DIEGO, CA 92154
ATTN: JEFFREY GARDNER
VIA- AIRBORN 7-30-93

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
JUL 29 1993
CHERYL A. LAU SECRETARY OF STATE
No. 8415-88

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

AND

ADOPTION OF AMENDED ARTICLES OF INCORPORATION

OF

CLUB USPN, INC.

a Nevada Corporation

Club USPN, Inc., a Nevada corporation duly organized pursuant to the provisions of the Nevada Revised Statutes, under the hands of its duly elected and acting President and Secretary, does hereby certify:

That at a Special Meeting held on May 28, 1993, the stockholders agreed to amend the Articles of Incorporation to the the Amendments set forth below. It was announced by the President that a Resolution of the Board of Directors concerning the corporate name, authorized capital stock structure, and the Articles of Incorporation had been made as follows:

RESOLVED, that Article I of the Articles of Incorporation is amended to read as follows: The name of this corporation is XL Corp.

FURTHER RESOLVED, that Article III, Section 3.01 of the Articles of Incorporation is amended to read as follows: The total number of shares which the Corporation is authorized to issue is Two Million (2,000,000) shares which shall be "Common Stock" of $ 0.05 par value per share.

FURTHER RESOLVED, that the Articles of Incorporation of this company now known as XL Corp., is completely amended and restated as set forth following this Certificate.

The undersigned, JEFFREY A. GARDNER, Secretary, does hereby certify that the foregoing Resolution is a true and correct copy of a Resolution duly and regularly adopted by all of the stockholders of said corporation, and all of the Directors of Club USPN, Inc. at the Special Meeting of stockholders held on May 28, 1993.

JEFFREY A. GARDNER,
Secretary

RECEIVED
JUL 29 1993
Secretary of State

IN WITNESS WHEREOF, XL CORP., has caused this Certificate to be signed in its name by CARL S. SPARROW, its President, and by JEFFREY A. GARDNER, its Secretary, this 27th day of July, 1993.

CARL S. SPARROW
President

JEFFREY A. GARDNER
Secretary

STATE OF CALIFORNIA)
) ss.
COUNTY OF SAN DIEGO)

On this 27th day of July, 1993, personally appeared before me, a Notary Public, CARL S. SPARROW, known to me to be the President of the corporation, and JEFFREY A. GARDNER, known to me to be the Secretary of the Corporation; and say that they are the officers of the corporation as above designated; that they are acquainted with the seal of said corporation, and that the seal affixed to the instrument is the corporate seal of the corporation; that the signatures to the instrument were made by officers of the corporation as indicated after the signatures; and that the corporation executed the instrument freely and voluntarily for the uses and purposes therein mentioned.

NOTARY PUBLIC in and for
said County and State

ELIZABETH MIRANDA
Comm. # 963484
NOTARY PUBLIC - CALIFORNIA
San Diego County
My Comm. Expires Mar. 26, 1997

RECEIVED
JUL 29 1993
11:20 am
Secretary of State

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

ORIGINAL

OF

XL Corp
a Nevada Corporation

CARL S. SPARROW, JEFFREY A. GARDNER, and W. K. Ledgard, Jr., certify that:

1. They are the President, Secretary, and Chief Financial Officer, respectively, and all of the present Directors of XL Corp., (formerly Club USPN, Inc.), a Nevada corporation.

2. The Articles of Incorporation are amended and restated to read as follows:

ARTICLE I

NAME

The name of this Corporation is XL Corp.

ARTICLE II

REGISTERED AGENT and REGISTERED OFFICE

Section 2.01 Registered Agent. The name and address of the resident agent for service of process is:

JOHN H. MOWBRAY, Esquire
300 South Fourth Street, Suite 1400
Las Vegas, Nevada 89101

Section 2.02 Registered Office. The address of its registered office is:
300 South Fourth Street, Suite 1400
Las Vegas, Nevada 89101

Section 2.03 Other Offices. The Corporation may also maintain offices for the transaction of any business at such other places with or without the State of Nevada as it from time to time determine. Corporate business of every kind and nature may be conducted, and meetings of Directors and Stockholders held outside the State of Nevada with the same effect as if in the State of Nevada.

ARTICLE III

SHARES OF STOCK

Section 3.01 Classes of Capital Stock. This Corporation is authorized to issue One (1) class of stock to be designated as simply "Common Stock" or "Capital Stock".

Section 3.02 Authorized Capital Stock. The total number of shares which the Corporation is authorized to issue is Two Million (2,000,000) shares which shall be "Common Stock" of $0.05 par value per share.

ARTICLE IV

DIRECTORS

Section 4.01 Governing Board. The members of the governing board of the Corporation shall be styled as Directors.

Section 4.02 Initial Board of Directors. The Board of Directors shall consist of between Three (3) and Seven (7) Members. The names and addresses of the present members of the Board of Directors are as follows:

Name	Address
CARL S. SPARROW	4243-35 Bonita Road Bonita, CA 91092
W. K. LEDGARD, Jr.	6001 Folsom Drive La Jolla, CA 92037
JEFFREY A. GARDNER	559-2 McIntosh Street Chula Vista, CA 91910

These individuals shall serve as Directors until the next annual meeting of the Stockholders, or until their successors shall have been elected and qualified.

Section 4.03 Change in Number of Directors. The number of specific or total Directors may be increased, or decreased by a duly adopted amendment to the ByLaws of the Corporation.

ARTICLE V

DIRECTORS' and OFFICERS' LIABILITY

Section 5.01 Limitation of Liability. A Director or Officer of the Corporation shall not be liable to this Corporation, or its Stockholders for damages for breach of fiduciary duty as a Director or Officer, but the Article shall not eliminate or limit the liability of a Director or an Officer for: (i) acts, or omissions which involve intentional misconduct, fraud, or a knowing violation of law; or (ii) the payment of distributions in violation of NRS 78.300.

Section 5.02 Repeal or Modification of Limitation. Any repeal or modification of this Article V by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a Director of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VI

INDEMNITY

Section 6.01 Maximum Indemnification. Every person who was, or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent permissible under the laws of the State of Nevada from time to time against all expenses, liability, and loss (including attorneys' fees, judgments, fines, and amounts paid, or to be paid in settlement) reasonably incurred, or suffered by him in connection therewith. Such right shall be contract right which may be enforced in any manner desired by such person. The expenses of Officers and Directors incurred in defending a civil, or criminal action, suit or proceeding must be paid by the Corporation as they are incurred, and in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by, or on behalf of the Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such Directors, officers, or representatives may have, or hereafter acquire, and without limiting the generality of such statement they shall be entitled to their respective rights of indemnification under bylaw, agreement, vote of Stockholders, provision of law, or otherwise, as well as their rights under this Article.

Section 6.02 Insurance for Indemnification. Without limiting the application of the foregoing provision of this Article VI, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the state of Nevada, and may cause the Corporation to purchase, and maintain insurance on behalf of any person who is, or was a Director or Officer of the Corporation, or is serving at the request of the Corporation as a Director, or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprises against liability asserted against such person, and incurred in any such capacity, or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

Section 6.03 Survival of the Right to Indemnification. The indemnification provided in this Article VI shall continue as to a person who has ceased to be a Director, or an Officer, employee, or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 6.04 Repeal or Modification of Limitation. Any repeal or modification of this Article VII by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any right or protection for indemnification of any Director or Officer of the Corporation existing at the time of such repeal or modification.

ARTICLE VII

AMENDMENTS

This Corporation reserves the right and power to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or its Bylaws, in the manner now or hereafter prescribed by statute, or by these Articles of Incorporation or said Bylaws, and all rights and powers conferred on the Stockholders are granted subject to this reservation.

ARTICLE IX

POWERS OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors, is expressly authorized:

1. Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter, or repeal the Bylaws of the Corporation;

2. To authorize, and cause to be executed mortgages, and liens with or without limit as to amount, upon the real and personal property of the corporation;

3. To authorize the guaranty by the Corporation of securities, evidences of indebtedness, and obligations of other persons, corporations and business entities;

4. To set apart out of any of the funds of the Corporation available for dividends, a reserve or reserves for any proper purpose, and to abolish any such reserve; and

5. By resolution adopted by a majority of the whole Board, to designate one or more committees, each committee to consist of one or more Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have, and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation be affixed to all papers which may require it. Such committee, or committees shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

All corporate powers of the Corporation shall be exercised by the Board of Directors, except as otherwise provided herein, or by law.

3. The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the Board of Directors.

4. The foregoing amendment and restatement of Articles of Incorporation has been duly approved by the required vote of Stockholders in accordance with NRS 78.030 <u>et seq</u>. The total number of outstanding shares of the Corporation is 825,000. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than Fifty Percent (50%).

We further declare under penalty of perjury that the matter set forth in this Certificate are true and correct of our own knowledge.

CARL S SPARROW,
President/Director

JEFFREY A. GARDNER,
Secretary/Director

W. K. LEDGARD, Jr.,
Chief Financial Officer/Director

ACKNOWLEDGMENT

STATE OF CALIFORNIA)
) ss.
COUNTY OF SAN DIEGO)

On this 27 th day of July, 1993, personally appeared before me, a Notary Public, CARL S. SPARROW, JEFFREY A. GARDNER and W. K. LEDGARD, Jr., who acknowledged to me that they executed the foregoing instrument.

Notary Public in and for
said County and State

ELIZABETH MIRANDA
Comm. # 983464
NOTARY PUBLIC - CALIFORNIA
San Diego County
My Comm. Expires Mar. 26, 1997

RECEIVED

JUL 29 1993
11 20 Diane

206931 DC

E55316

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 1 1 1994

CHERYL A. LAU SECRETARY OF STATE

No. 8415-88

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

XL CORP.,

a Nevada Corporation

XL CORP., a Nevada corporation, duly organized pursuant to the provisions of the Nevada Revised Statutes, under the hands of its duly elected and acting President and Secretary, does hereby certify:

That at a Special Meeting held on February 28, 1994, the stockholders agreed to amend the Articles of Incorporation to the the Amendments set forth below. It was announced by the President that a Resolution of the Board of Directors concerning the authorized capital stock structure had been made as follows:

> RESOLVED, that Article III, Section 3.01 of the Articles of Incorporation is amended to read as follows: The total number of shares which the Corporation is authorized to issue is Five Million (5,000,000) shares which shall be "Common Stock" of $ 0.05 par value per share.

The undersigned, JEFFREY A. GARDNER, Secretary, does hereby certify that the foregoing Resolution is a true and correct copy of a Resolution duly and regularly adopted by all of the stockholders of said corporation, and all of the Directors of XL CORP., at the Special Meeting of stockholders held on February 28, 1994.

JEFFREY A. GARDNER,
Secretary

IN WITNESS WHEREOF, XL CORP., has caused this Certificate to be signed in its name by CARL S. SPARROW, its President, and by JEFFREY A. GARDNER, its Secretary, this 2d day of March, 1994.

CARL S. SPARROW
President

JEFFREY A. GARDNER
Secretary

STATE OF CALIFORNIA)
) ss.
COUNTY OF SAN DIEGO)

On this 2nd day of March, 1994, personally appeared before me, a Notary Public in and for said County and State, CARL S. SPARROW, known to me to be the President of the corporation, and JEFFREY A. GARDNER, known to me to be the Secretary of the Corporation; and say that they are the officers of the corporation as above designated; that they are acquainted with the seal of said corporation, and that the seal affixed to the instrument is the corporate seal of the corporation; that the signatures to the instrument were made by officers of the corporation as indicated after the signatures; and that the corporation executed the instrument freely and voluntarily for the uses and purposes therein mentioned.

B. A. Gonzalez
NOTARY PUBLIC in and for
said County and State

OFFICIAL SEAL
B. A. GONZALEZ
NOTARY PUBLIC - CALIFORNIA
SAN DIEGO COUNTY
My Comm. Expires Oct. 18, 1994

RECEIVED
MAR 0 9 1994
Secretary of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 2 8 1995
No. 8415-88
Dean Heller
DEAN HELLER, SECRETARY OF STATE

C 61470
E 78656

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
C8415-1988-008
Filing Date and Time
03/28/1995 12:00 AM
Entity Number
C8415-1988

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
XL CORP.

XL Corp., a Nevada corporation (the "Corporation") does

1. The Articles of Incorporation of the Corporation [illegible] Article I and Article III to read in full as follows:

"ARTICLE I

NAME

The name of this corporation is "Commercial Labor Management, Inc."

"ARTICLE III

SHARES OF STOCK

The maximum number of sha[illegible]s of all classes which the Corporation is authorized to have outstanding is seventeen million (17,000,000) shares consisting of fifteen million (15,000,000) shares of Common Stock, all par value $ .05 and two million (2,000,000) shares of Preferred Stock, all par value $ .05. The holders of Preferred Stock shall have such rights, preferences, and privileges as may be determined, prior to the issuance of such shares, by the Board of Directors."

2. The foregoing amendment has been duly authorized and approved by the Board of Directors of the Corporation.

3. The foregoing amendment has been duly adopted and approved by the written con[illegible]t of the stockholders holding no less than a majority of the Corporation's outstanding stock entitled to vote thereon.

Dated: March 27, 1995

XL CORP.

Edward Lee Torres

Edward Torres, President

Edward Lee Torres

Edward Torres, Secretary

The undersigned majority shareholder of XL Corp., a Nevada corporation, consent to a one for three reverse stock split and an amendment to the articles of incorporation to change the name of the corporation to Commercial Labor Management, Inc. or a similar name to increase authorized common stock to 15,000,000 and authorize the issuance of 2,000,000 shares of preferred stock.

Edward Torres

STATE OF CALIFORNIA)
) ss.
COUNTY OF ORANGE)

On March 27, 1995, before me, Kimberly Peterson, a notary public in and for said state, personally appeared Edward Torres, personally known to me to be the persons whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature [signature] (Seal)

MAR 28 1995
2:00 pm
SECRETARY OF STATE

[redacted]

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAY 18 1998

No. C8415-88
Dean Heller
DEAN HELLER, SECRETARY OF STATE

INV.
$75.—

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
COMMERCIAL LABOR MANAGEMENT, INC.

Commercial Labor Management, Inc., a Nevada corporation (the "Corporation") does hereby certify that:

1. The Articles of Incorporation of the Corporation shall be amended by revising Article III to read in full as follows:

"ARTICLE III

SHARES OF STOCK

The maximum number of shares of all classes which the Corporation is authorized to have outstanding is fifty-two million (52,000,000) shares consisting of fifty million (50,000,000) shares of Common Stock, all par value $.001 per share, and two million (2,000,000) shares of Preferred Stock, all par value $.001 per share. The holders of Preferred Stock shall have such rights, preferences, and privileges as may be determined, prior to the issuance of such shares, by the Board of Directors."

2. The issued and outstanding common stock of the Corporation is hereby reverse split pursuant to which one share of common stock will be issued and outstanding for every 20 shares of common stock currently issued and outstanding as of the effective date of this amendment.

3. The foregoing amendment has been duly authorized and approved by the Board of Directors of the Corporation.

4. The foregoing amendment has been duly adopted and approved by the written consent of the stockholders holding no less than a majority of the Corporation's outstanding stock entitled to vote thereon.

Dated: December 18, 1997

COMMERCIAL LABOR MANAGEMENT, INC.

Edward Torres

Edward Torres, President

Edward Torres

Edward Torres, Secretary

WP80\2181\docs\Cert-Amnd.AOI

[redacted]

STATE OF CALIFORNIA }
} SS.
COUNTY OF LOS ANGELES }

On December 18, 1997, before me, Sheryl J. McLamb, a notary public in and for said state, personally appeared Edward Torres, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature Sheryl J. McLamb

SHERYL J. MC LAMB
Comm. # 1115587
NOTARY PUBLIC - CALIFORNIA
Los Angeles County
My Comm. Expires Nov. 3, 2000

WP80\2181\docs\Cert-Amnd.AOI

INV.
$75.—

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUL 31 1998

No. C8415-88

Dean Heller

DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
COMMERCIAL LABOR MANAGEMENT, INC.

Commercial Labor Management, Inc., a Nevada corporation (the "Corporation") does hereby certify that:

1. The issued and outstanding common stock of the Corporation is hereby reverse split pursuant to which one share of common stock will be issued and outstanding for every five shares of common stock currently issued and outstanding as of the effective date of this amendment.

2. The foregoing amendment has been duly authorized and approved by the Board of Directors of the Corporation.

3. The foregoing amendment has been duly adopted and approved by the written consent of the stockholders holding no less than a majority of the Corporation's outstanding stock entitled to vote thereon.

Dated: July 1, 1998

COMMERCIAL LABOR MANAGEMENT, INC.

Edward Torres

Edward Torres, President

Edward Torres

Edward Torres, Secretary

STATE OF CALIFORNIA }
} SS.
COUNTY OF LOS ANGELES }

On July 1, 1998, before me, Caroline A. Rhuys, a notary public in and for said state, personally appeared Edward Torres, ~~personally known to me or~~ proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature Caroline A. Rhuys

CAROLINE A. RHUYS
Commission # 1173448
Notary Public - California
Los Angeles County
My Comm. Expires Feb 12, 2002

T/A ($75)

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 30 1999
No. C 8415-88
Dean Heller
DEAN HELLER, SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
COMMERCIAL LABOR MANAGEMENT, INC.

Commercial Labor Management, Inc., a Nevada corporation (the "Corporation"), does hereby certify that:

1. Article One of the Corporation's Articles of Incorporation, as amended, is hereby restated to be as follows:

"Article One. The name of this Corporation shall be Zeros & Ones, Inc."

2. The foregoing amendment has been duly authorized and approved by the Board of Directors of the Corporation.

3. The foregoing amendment has been duly adopted and approved by the written consent of the stockholders holding no less than a majority of the Corporation's outstanding stock entitled to vote thereon.

Dated: June 18, 1999

COMMERCIAL LABOR MANAGEMENT, INC.

Edward L. Torres

Edward L. Torres, President

Edward L. Torres

Edward L. Torres, Secretary

WP80\Commercial\Docs\COA

STATE OF CALIFORNIA }
} SS.
COUNTY OF LOS ANGELES }

On June 16, 1999, before me, Constance Gale, a notary public in and for said state, personally appeared Edward L. Torres, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

CONSTANCE L. GALE
Commission # 1088528
Notary Public - California
Los Angeles County
My Comm. Expires Jul 10, 2000

Signature Constance L. Gale

WP80\Commercial\Docs\COA

IAC.
($75.-)

FILED # C8415-88

MAR 2 1 2000

IN THE OFFICE OF
Dean Heller
DEAN HELLER SECRETARY OF STATE

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
ZEROS & ONES, INC.

Zeros & Ones, Inc., a Nevada Corporation (the "Corporation"), does hereby certify that:

1. Article Three of the Corporation's Articles of Incorporation, as amended, is hereby restated to be as follows:

The Corporation is authorized to issue two classes of shares. One class of shares shall be designated as common stock, par value $.001 per share and the total number of common shares which this Corporation is authorized to issue is 100,000,000. The other class of shares shall be designated as preferred stock, par value is $.001 per share, and the total number of preferred shares which this Corporation is authorized to issue is 2,000,000. The holders of the preferred stock shall have such rights, preferences and privileges as may be determined by the Corporation's Board of Directors prior to the issuance of such shares. The preferred stock may be issued I n such series as are designated by this Corporation's Board of Directors, and the Board of Directors may fix the number of authorized shares of preferred stock for each series, and the rights, preferences and privileges for each series of preferred stock.

2. Effective on February 25, 2000 for shareholders of record on February 25, 2000 (the "Effective Date"), there shall be outstanding three shares of the Corporation's common stock, par value $.001 per share, for every one share of the Corporation's common stock issued and outstanding on the Effective Date, in order to effect a three for one forward stock split of the issued and outstanding shares of common stock of the Corporation.

3. The foregoing amendment has been duly authorized and approved by the Board of Directors of the Corporation.

4. The foregoing amendment has been duly adopted and approved by the written consent of the stockholders holding no less than a majority of the Corporation's outstanding stock entitled to vote thereon.

Dated February 25, 2000

ZEROS & ONES, INC.

Robert J. Holtz, Chairman & President

Steve Schklair, Secretary

FILED # C 8415-88

APR 0 8 2002

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

($150)

ARTICLES OF MERGER

THESE ARTICLES OF MERGER, dated as of March 26, 2002, are entered into by and between Zeros & Ones Acquisition, Inc., a Nevada corporation ("ZOA") and Zeros & Ones, Inc., a Nevada corporation ("Zeros"), to effectuate the merger of ZOA with and into Zeros (the "Merger") under Section 368(a)(2)(A) of the Internal Revenue Code of 1986. ZOA and Zeros are hereinafter collectively referred to as the "Constituent Corporations." Zeros is sometimes hereinafter referred to as the "Surviving Corporation." These Articles of Merger set forth the Plan of Merger required by Section 92A.200 of the Nevada General Corporation Law (the "Act").

RECITALS

A. Zeros owns all of the outstanding 1,000 shares of common stock of ZOA, which is the only class outstanding (the "ZOA Common Stock").

B. Zeros and ZOA have agreed that Zeros and ZOA shall merge with Zeros to be the Surviving Corporation. The Merger has been approved by the Boards of Directors of the Constituent Corporations on February 12, 2002.

C. In respect of ZOA, Zeros, as the sole shareholder of ZOA, has approved the Merger by written consent action dated February 12, 2002, and has waived mailing of the Plan of Merger to it.

D. In respect of Zeros, the Merger does not require the approval of its shareholders pursuant to Section 92A.180 of the Act.

E. The number of votes cast by Zeros as the shareholder of ZOA was sufficient for the approval of the Merger.

NOW, THEREFORE, in order to prescribe (a) the terms and conditions of the Merger; (b) the method of carrying the same into effect; (c) the manner and basis of converting and exchanging the shares of ZOA Common Stock into shares of Zeros Common Stock; and (d) such other details and provisions as are deemed necessary or desirable; and in consideration of the foregoing recitals and the agreements, provisions and covenants herein contained, ZOA and Zeros hereby agree as follows:

1. **Effective Date.** The Merger shall become effective upon the filing of a copy of these Articles of Merger with the Secretary of State of Nevada, as required by Section 92A.200 of the Act. The date and time on which the Merger becomes effective is hereinafter referred to as the "Effective Date."

2. **Merger.** At the Effective Date, ZOA shall merge with and into Zeros with Zeros being the Surviving Corporation and the separate corporate existence of ZOA shall cease. The corporate identity, existence, purposes, franchises, powers, rights and immunities of ZOA at the Effective Date shall be merged into Zeros which shall be fully vested therewith. Zeros shall be subject to all of the debts and liabilities of ZOA as if Zeros had itself incurred them and all rights of creditors and all liens upon the property of each of the Constituent Corporations shall be preserved unimpaired, provided that such liens, if any, upon the property of Zeros shall be limited to the property affected thereby immediately prior to the Effective Date.

3. **Articles of Incorporation.** At the Effective Date, the Articles of Incorporation of Zeros shall be the Articles of Incorporation of the Surviving Corporation, without amendment.

04/08/2002 11:55A MLR445 FY02-008-68974

4. **Effect of Merger on Outstanding Shares, Options and Warrants.**

(a) Surviving Corporation Shares. Each share of Zeros Common Stock issued and outstanding immediately prior to the Effective Date of the Merger shall be unaffected.

(b) Disappearing Corporation Shares. At the Effective Date, each issued and outstanding share of ZOA Common Stock shall be canceled and cease to be outstanding.

(c) Debentures. At the Effective Date, each Convertible Debenture of ZOA shall be converted into a Convertible Debenture of like terms of Zeros.

5. **Other Provisions.**

(a) Governing Law. These Articles of Merger shall be governed by and construed in accordance with the laws of the State of Nevada.

(b) Counterparts. These Articles of Merger may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

(c) Further Assurances. Each Constituent Corporation shall from time to time upon the request of the other Constituent Corporation, execute and deliver and file and record all such documents and instruments and take all such other action as such corporation may request in order to vest or evidence the vesting in Zeros of title to and possession of all rights, properties, assets and business of ZOA to the extent provided herein, or otherwise to carry out the full intent and purpose of these Articles of Merger.

IN WITNESS WHEREOF, the parties hereto have caused these Articles of Merger to be executed on behalf of the Constituent Corporations as of the day and year first above written.

ZEROS & ONES ACQUISITION, INC.

By: ______________________
Robert J. Holtz
President

ZEROS & ONES, INC.

By: ______________________
Robert J. Holtz
President

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of Dean Heller, Secretary of State, State of Nevada
Document Number 20060466695-94
Filing Date and Time 07/24/2006 1:35 PM
Entity Number C8415-1988

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: ZEROS & ONES, INC.

2. The articles have been amended as follows (provide article numbers, if available):
THIS CORPORATION IS AUTHORIZED TO ISSUE TWO CLASSES OF STOCK. ONE CLASS OF SHARES SHALL BE DESIGNATED AS COMMON STOCK, PAR VALUE $.001 PER SHARE AND THE TOTAL NUMBER OF COMMON SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IS TWO HUNDRED MILLION SHARES (200,000,000 SHARES). THE OTHER CLASS OF SHARES SHALL BE DESIGNATED AS PREFERRED STOCK, PAR VALUE IS $.001 PER SHARE, AND TOTAL NUMBER OF PREFERRED SHARES WHICH THIS CORPORATION IS AUTHORIZED TO ISSUE IS TWO MILLION (2,000,000) SHARES SHALL BE PREFERRED STOCK, PAR VALUE $.001 PER SHARE. THE HOLDERS OF PREFERRED STOCK SHALL HAVE SUCH RIGHTS, PREFERENCES AND PRIVILEGES AS MAY BE DETERMINED BY THE CORPORATION'S BOARD OF DIRECTORS*see attached

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ________*

4. Effective date of filing (optional): ________
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

2. The articles have been amended as follows...cont'd.

PRIOR TO THE ISSUANCE OF SUCH SHARES. THE PREFERRED STOCK MAY BE ISSUED IN SUCH SERIES AS ARE DESIGNATED BY THE CORPORATION'S BOARD OF DIRECTORS, AND THE BOARD OF DIRECTORS MAY FIX THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FOR EACH SERIES, AND THE RIGHTS, PREFERENCES AND PRIVILEGES FOR EACH SERIES OF PREFERRED STOCK.

AMENDMENT TO ARTICLES OF INCORPORATION OF

ZEROS & ONES, INC., A NEVADA CORPORATION

The undersigned Mark M. Laisure hereby certifies that:

ONE: He is the duly elected and acting President and Secretary, respectively, of said corporation.

TWO: Article Three of the Articles of Incorporation of said corporation shall be amended as follows:

"ARTICLE III

This corporation is authorized to issue two classes of stock. One class of shares shall be designated as common stock, par value $.001 per share and the total number of common shares which the corporation is authorized to issue is two hundred million shares (200,000,000 shares). The other class of s hares shall be designated as preferred stock, par value is $001 per share, and total number of preferred shares which this corporation is authorized to issue is Two Million (2,000,000) shares shall be Preferred Stock, par value $.001 per share. The holders of preferred stock shall have such rights, preferences and privileges as may be determined by the corporation's board of directors prior to the issuance of such shares. The preferred stock may be issued in such series as are designated by the corporation's board of directors, and the board of directors may fix the number of authorized shares of preferred stock for each series, and the rights, preferences and privileges for each series of preferred stock."

THREE: The foregoing amendment has been approved by the Board of Directors of said corporation.

FOUR: The foregoing amendment was approved by the written consent of the stockholders holding no less than a majority of the corporation's outstanding stock entitled to vote thereon.

IN WITNESS WHEREOF, the undersigned has executed this certificate on July 20, 2006.

Mark M. Laisure
President and Secretary

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller, Secretary of State, State of Nevada	20060466703-04
	Filing Date and Time: 07/24/2006 1:35 PM
	Entity Number: C8415-1988

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation: ZEROS & ONES

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

A. TWO THOUSAND (2,000) OF THE AUTHORIZED SHARES OF PREFERRED STOCK ARE HEREBY DESIGNATED "SERIES A CONVERTIBLE PREFERRED STOCK" (THE "SERIES A PREFERRED").

B. RIGHTS AND PREFERENCES OF SERIES A PREFERRED. THE RIGHTS, PREFERENCES, PRIVILEGES, RESTRICTIONS AND OTHER MATTERS RELATING TO THE SERIES A PREFERRED ARE AS FOLLOWS:

See attached

3. Effective date of filing (optional): ______ (must not be later than 90 days after the certificate is filed)

4. Officer Signature: [signature]

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

1. Voting Rights.

(a) At each meeting of the stockholders of the Company (and for purposes of written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration, with respect to any matter upon which holders of common stock have the right to vote it shall first be determined if all shares of Series A Preferred have voted in the same manner on any proposal. If the holders have so voted, then each share of Series A Preferred would have 100,000 votes in that proposal and would vote as a class with holders of common stock. If the shares of Series A Preferred vote differently on any proposal, each share of Series A Preferred would have one vote in that proposal but would still vote as a class with holders of common stock ;

(b) For so long as any shares of Series A Preferred remains outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least a majority in interest of the outstanding Series A Preferred voting as a separate class shall be necessary for any amendment, alteration, or repeal of any provision of the Company's Articles of Incorporation (including this Certificate of Designation) or any other corporate action that requires shareholder vote or consent, including but not limited to corporate action that alters or changes the voting powers, preferences, or other special rights or privileges, or restrictions of the Series A Preferred so as to affect them adversely.

2. Conversion. A holder of the Series A Preferred shall have the following rights with respect to the conversion of the Series A Preferred into shares of Common Stock:

(a) Conversion. Upon the (i) written election of the holder of Series A Preferred or (ii) the death of the holder of Series A Preferred ("Conversion Event"), each share of Series A Preferred outstanding shall automatically convert into the number of shares of the Company's Common Stock as set forth in Section 2(b) hereof.

(b) Conversion Rate. Each share of Series A Preferred shall convert to one share of Common Stock.

(c) Mechanics of Conversion. On the date of the Conversion Event each certificate representing shares of Series A Preferred outstanding shall automatically, without any further action on the part of the holder, be deemed to represent such number of shares of Common Stock such shares of Series A Preferred are convertible into and the holders of Series A Preferred shall thereafter be treated for all purposes as the record holder of such shares of Common Stock.

(d) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against impairment.

3. Restrictions on Transfer of Series A Preferred.

No person holding shares of Series A Preferred or any beneficial interest therein (a "Series A Holder") may voluntarily or involuntarily transfer (including without limitation the power to vote such shares of Series A Preferred by proxy or otherwise), sell, assign, devise or bequeath any of such Series A Holder's interest in his Series A Preferred, and the corporation and the transfer agent for the Series A Preferred, if any, shall not register the transfer of such shares of Series A Preferred, whether by sale, grant of proxy, assignment, gift, devise, bequest, appointment or otherwise.

4. Reservation of Shares.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of
Ross Miller
Secretary of State
State of Nevada

Document Number
20070251859-49
Filing Date and Time
04/10/2007 2:15 PM
Entity Number
C8415-1988

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Zeros & Ones, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article I is amended and restated in its entirety as follows:

"1. Name: The name of the Corporation is: Voyant International Corporation"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 200,000,000 Common/2,000 Pref. A

4. Effective date of filing (optional): 4/30/07
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070845741-28
	Filing Date and Time 12/11/2007 6:02 AM
	Entity Number C8415-1988

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

VOYANT INTERNATIONAL CORPORATION

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

A. One Million Five Hundred Thousand (1,500,000) of the authorized shares of Preferred Stock are hereby designated "Series B Convertible Preferred Stock" (the Series B Preferred").

B. Rights and Preferences of Series B Preferred. The rights, preferences, privileges, restrictions and other matters relating to the Series B Preferred are as follows:

1. Voting Rights. The shares of Series B Preferred shall not have any voting rights except (a) as required under applicable law and (b) that for so long as any shares of Series B Preferred remains outstanding, the vote or written consent of the holders of at least a majority in interest of the outstanding Series B Preferred voting as a separate class shall be necessary for any amendment, alteration, or repeal of any provision of the Company's Articles of Incorporation (including this Certificate of Designation) that alters or changes the voting powers, preferences, or other special rights or privileges, or restrictions of the Series B Preferred so as to affect them adversely, including, without limitation, the creation or authorization of any class or series of capital stock senior to the Series B Preferred in right of payment upon liquidation, dissolution or winding up of the Company.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature (Required): X

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

[Attachment - continuation of part 2 to Certificate of Designation]

2. Conversion Rights. A holder of the Series B Preferred shall have the following rights with respect to the conversion of the Series B Preferred into shares of the Common Stock of the Corporation, par value $.001 per share ("Common Stock"):

(a) Conversion. Upon written notice to the Company of election of conversion by a holder of Series B Preferred ("Conversion Request Notice"), each share of Series B Preferred held by such holder and specified in the Conversion Request Notice shall automatically convert into the number of shares of the Company's Common Stock as set forth in Section 2(b) hereof (a "Voluntary Conversion Event"). Upon the death of a holder of Series B Preferred, each share of Series B Preferred held by such holder shall automatically convert into the number of shares of the Company's Common Stock as set forth in Section 2(b) hereof (a "Mandatory Conversion Event"). Receipt of a Conversion Request Notice by the Company or the death of a holder of Series B Preferred Stock shall be a "Conversion Event." Notwithstanding anything herein to the contrary, on any date on which the Common Stock has not been listed or quoted on the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market , the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board or in the "pink sheets" for the preceding 90 calendar days, (a "Nontrading Date"), the Series B Preferred shall not be convertible into Common Stock except upon a Mandatory Conversion Event.

(b) Conversion Rate. Each share of Series B Preferred shall convert into such number of shares of Common Stock of the Company with an aggregate Conversion Price equal to $1.00. The Conversion Price of a share of Common Stock shall be the lesser of (i) the Calculated Conversion Price as of the date of the Conversion Event or (ii) $0.15; provided that on a Nontrading Date, the Conversion Price shall be $0.15.

(c) "Calculated Conversion Price" means, as of any date, the product of (i) the Volume Weighted Average Price of Common Stock for the ninety (90) calendar days preceding such date multiplied by (ii) 0.98 raised to a power equal to the number of calendar quarters or portion thereof since November 26, 2007.

(d) "Volume Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the eligible market (which shall mean the New York Stock Exchange, Inc., the American Stock Exchange, the Nasdaq Global Select Market , the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board) during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its "Volume at Price" function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

(e) Mechanics of Conversion. On the date of the Conversion Event each certificate representing shares of Series B Preferred outstanding shall automatically, without any further action on the part of the holder, be deemed to represent such number

of shares of Common Stock such shares of Series B Preferred are convertible into and the holders of Series B Preferred shall thereafter be treated for all purposes as the record holder of such shares of Common Stock.

(f) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against impairment.

3. Redemption Rights. A holder of the Series B Preferred shall have the following rights with respect to the redemption of the Series B Preferred:

(a) Change of Control. Upon the (i) merger of the Company with or into another entity pursuant to which the Company shall not be the surviving entity, (ii) sale of all or substantially all of the assets of the Company or (iii) sale of greater than 50% of the capital stock of the Company (each a "Change in Control"), each holder of Series B Preferred may require the Corporation, at any time, to redeem all or part of the Series B Preferred held by such holder at the rate as set forth in Section 3(b) hereof.

(b) Redemption Rate. Each share of Series B Preferred shall be redeemed by the Company for cash at a price per share equal to $1.00 per share.

(c) Mechanics of Conversion. Upon election to redeem the Series B Preferred, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series B Preferred, and shall give written notice to the Company of such redemption. Thereafter, following fifteen days of such notice, the Company shall promptly issue and deliver to holder such funds to which such holder is entitled upon such redemption.

4. Restrictions on Transfer of Series B Preferred.

No person holding shares of Series B Preferred or any beneficial interest therein (a "Series B Holder") may voluntarily or involuntarily transfer (including without limitation the power to vote such shares of Series B Preferred by proxy or otherwise), sell, assign, devise or bequeath any of such Series B Holder's interest in his Series B Preferred, and the corporation and the transfer agent for the Series B Preferred, if any, shall not register the transfer of such shares of Series B Preferred, whether by sale, grant of proxy, assignment, gift, devise, bequest, appointment or otherwise. Common stock received by the holder of the Series B Preferred upon conversion shall bear the following restrictive legend:

"THE SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION ON THE PART OF THE REGISTERED OWNER HEREOF. IF THE CORPORATION SO REQUESTS, BEFORE THESE SHARES ARE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE

TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, THE REGISTERED OWNER HEREOF SHALL OBTAIN AN OPINION OF COUNSEL SATISFACTORY TO THE BOARAD OF DIRECTORS, IN THE BOARD'S SOLE DISCRETION, THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

THE SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE CERTIFICATE OF DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK OF VOYANT INTERNATIONAL CORPORATION, A COPY OF WHICH IS AVAILABLE IN THE OFFICE OF SAID CORPORATION."

5. Reservation of Shares.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

6. Liquidation, Dissolution and Winding Up; Mergers.

(a) Liquidation, Dissolution and Winding Up. In the event of the liquidation, dissolution or winding up of the Company, the holders of Series B Preferred Stock shall be entitled to receive in full the respective amounts fixed in accordance with the provisions below before any distribution or payment is made to holders of common stock or any class or series of preferred stock junior to the Series B Preferred. The holders of Series B Preferred shall be entitled to receive an amount equal to $1.00 per each share of Series B Preferred. If the assets of the Company are insufficient to satisfy in full the payments to the holders of the Series B Preferred as provided herein, then the holders of the Series B Preferred will share in any distribution of assets to the fullest extent to which they otherwise are legally entitled. This provision shall not apply to a merger or consolidation by the Company, nor to any lease or conveyance of substantially all of its assets.

(b) Mergers. If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series B Preferred) is converted into or exchanged for securities, cash or other property, then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred not redeemed pursuant to Section 3 shall be convertible into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series B Preferred immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Amendment to Certificate of Designation After Issuance of Class or Series
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20080216119-70
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/28/2008 1:45 PM
	Entity Number C8415-1988

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Voyant International Corporation

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series B Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Section 2 of the certificate of designation is hereby amended by deleting Paragraph B.2.(c), which provides as follows: "(c) Calculated Conversion Price" means, as of any date, the product of (i) the Volume Weighted Average Price of Common Stock for the ninety (90) calendar days preceding such date multiplied by (ii) 0.98 raised to a power equal to the number of calendar quarters or portion thereof since November 26, 2007." and replacing it with the following paragraph: "(c) Calculated Conversion Price" means, means, as of any date, the greater of (A) $.08, as proportionately adjusted for any subdivision (by stock split, recapitalization, or otherwise) of the outstanding Common Stock into a greater number of shares, combination (by reverse stock split or otherwise) of the outstanding Common Stock into a smaller number of shares, or distributions or dividends on the Common Stock in shares of Common Stock or (B) the product of (i) the Volume Weighted Average Price of Common Stock for the ninety (90) calendar days preceding such date (as adjusted for any subdivision (by stock split, recapitalization, or otherwise) of the outstanding Common Stock into a greater number of shares, combination (by reverse stock split or otherwise) of the outstanding Common Stock into a smaller number of shares, or distributions or dividends on the Common Stock in shares of Common Stock occurring during such 90 day period) multiplied by (ii) 0.98 raised to a power equal to the number of calendar quarters or portion thereof since November 26, 2007."

5. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

6. Officer Signature (Required): X ____________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080216120-02
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/28/2008 1:45 PM
	Entity Number C8415-1988

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

Voyant International Corporation

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series A Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Section 2 of the certificate of designation is hereby amended by deleting Paragraph A, which provides as follows:

"A. Two thousand (2,000) of the authorized shares of Preferred Stock are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred")."

and replacing it with the following paragraph:

"A. Three thousand (3,000) of the authorized shares of Preferred Stock are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred")."

5. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

6. Officer Signature (Required): X [signature]

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080216117-58
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/28/2008 3:25 PM
	Entity Number C8415-1988

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VOYANT INTERNATIONAL CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

Article III is restated in its entirety as follows:

"III. This corporation is authorized to issue two classes of stock. One class of shares shall be designated as common stock, par value $.001 per share and the total number of common shares which the corporation is authorized to issue is two hundred sixty million shares (260,000,000 shares). The other class of shares shall be designated as preferred stock, par value is $001 per share, and total number of preferred shares which this corporation is authorized to issue is Two Million (2,000,000) shares shall be Preferred Stock, par value $.001 per share. The holders of preferred stock shall have such rights, preferences and privileges as may be determined by the corporation's board of directors prior to the issuance of such shares. The preferred stock may be issued in such series as are designated by the corporation's board of directors, and the board of directors may fix the number of authorized shares of preferred stock for each series, and the rights, preferences and privileges for each series of preferred stock."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 60.24%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of

Ross Miller
Secretary of State
State of Nevada

Document Number
20080482691-30
Filing Date and Time
07/18/2008 7:10 AM
Entity Number
C8415-1988

Amendment to Certificate of Designation After Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955 - After Issuance of Class or Series)

1. Name of corporation:

VOYANT INTERNATIONAL CORPORATION

2. Stockholder approval pursuant to statute has been obtained.

3. The class or series of stock being amended:

Series B Convertible Preferred Stock

4. By a resolution adopted by the board of directors, the certificate of designation is being amended as follows or the new class or series is:

Section 2.A. of the Certificate of Designation is hereby replaced in its entirety as follows:

"A. One Million Nine Hundred Ninety Seven Thousand (1,997,000) of the authorized shares of Preferred Stock are hereby designated "Series B Convertible Preferred Stock" (the Series B Preferred")."

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080482707-28
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/18/2008 7:10 AM
	Entity Number C8415-1988

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VOYANT INTERNATIONAL CORPORATION

2. The articles have been amended as follows (provide article numbers, if available):

Article III is restated in its entirety as follows:

"III. This corporation is authorized to issue two classes of stock. One class of shares shall be designated as common stock, par value $.001 per share and the total number of common shares which the corporation is authorized to issue is three hundred million shares (300,000,000 shares). The other class of shares shall be designated as preferred stock, par value is $.001 per share, and total number of preferred shares which this corporation is authorized to issue is Two Million (2,000,000) shares shall be Preferred Stock, par value $.001 per share. The holders of preferred stock shall have such rights, preferences and privileges as may be determined by the corporation's board of directors prior to the issuance of such shares. The preferred stock may be issued in such series as are designated by the corporation's board of directors, and the board of directors may fix the number of authorized shares of preferred stock for each series, and the rights, preferences and privileges for each series of preferred stock."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 67.4%

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090321924-72
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/01/2009 9:07 AM
	Entity Number C8415-1988

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

VOYANT INTERNATIONAL CORPORATION

2. The articles have been amended as follows: (provide article numbers, if available)

Article III is restated in its entirety as follows:

"III. This corporation is authorized to issue two classes of stock. One class of shares shall be designated as common stock, par value $.001 per share and the total number of common shares which the corporation is authorized to issue is six hundred million shares (600,000,000 shares). The other class of shares shall be designated as preferred stock, par value is $.001 per share, and total number of preferred shares which this corporation is authorized to issue is Two Million (2,000,000) shares shall be Preferred Stock. The holders of preferred stock shall have such rights, preferences and privileges as may be determined by the corporation's board of directors prior to the issuance of such shares. The preferred stock may be issued in such series as are designated by the corporation's board of directors, and the board of directors may fix the number of authorized shares of preferred stock for each series, and the rights, preferences and privileges for each series of preferred stock."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 62.2%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.